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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 5, 2001
                                                         -----------------


                                  VOXWARE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-21403                   36-3934824
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(State or Other Jurisdiction  (Commission File     (IRS Employer Identification
     of Incorporation)              Number)                    No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                    08648
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (609) 514-4100
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                         (Registrant's telephone number,
                              including area code)


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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits.
          --------

   Exhibit No.     Description
   -----------     -----------

      99.1 Press Release, dated December 5, 2001, regarding proposed interim financing.


                                      -2-
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         VOXWARE, INC.



                                   By:   /s/ Bathsheba J. Malsheen
                                       --------------------------------------
                                        Bathsheba J. Malsheen
                                        President and Chief Executive Officer
                                            (Principal Executive Officer)


Dated:  December 5, 2001